EXHIBIT 10.3.2

                      RESELLER CERTIFICATION OF COMPLIANCE
        California Civil Code - Section 1785.14(a) and Section 1785.14(d)

Section 1785.14(a), as amended, states that a consumer credit reporting agency does not have reasonable grounds for believing that a consumer credit report will be used only for a permissible purpose unless all of the following requirements are met:

Section 1785.14(a)(1) states: "If a prospective user is a retail seller, as defined in Section 1802.3, and intends to issue credit to a consumer who appears in person on the basis of an application for credit submitted in person, the consumer credit reporting agency shall, with a reasonable degree of certainty, match at least three categories of identifying information within the file maintained by the consumer credit reporting agency on the consumer with the information provided to the consumer credit reporting agency by the retail seller. The categories of identifying information may include, but are not limited to, first and last name, month and date of birth, driver's license number, place of employment, current residence address, previous residence address, or social security number. The categories of information shall not include mother's maiden name."

Section 1785.14(a)(2) states: "If the prospective user is a retail seller, as defined in Section 1802.3, and intends to issue credit to a consumer who appears in person on the basis of an application for credit submitted in person, the retail seller must certify, in writing, to the consumer credit reporting agency that it instructs its employees and agents to inspect a photo identification of the consumer at the time the application was submitted in person. This paragraph does not apply to an application for credit submitted by mail."

Section 1785.14(a)(3) states: "If the prospective user intends to extend credit by mail pursuant to a solicitation by mail, the extension of credit shall be mailed to the same address as on the solicitation unless the prospective user verifies any address change by, among other methods, contacting the person to whom the extension of credit will be mailed."

Section 1785.14(d) states: "A consumer credit reporting agency shall provide a written notice to any person who regularly and in the ordinary course of business supplies information to the consumer credit reporting agency concerning any consumer or to whom a consumer credit report is provided by the consumer credit reporting agency. The notice shall specify the person's obligations under this title. Copies of the appropriate code sections shall satisfy the requirement of this subdivision."

In  compliance   with  Section   1785.14(a)  of  the   California   Civil  Code,
______________________________   ("Reseller")   hereby   certifies  to  Experian
Information Solutions, Inc. ("Experian") as follows: (Please circle)

 (Please check the appropriate box)
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Reseller [ ] (does) [ ] (does not) do business  with  reseller  customers  ("End
Users") who are retail sellers, as defined in Section 1802.3 of the California Civil Code ("Retail Seller") and issue credit to consumers who appear in person on the basis of applications for credit submitted in person in California ("Point of Sale").
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Reseller  also  certifies  that if Reseller does business with End Users who are
Retail Sellers conducting Point of Sale transactions, Reseller will obtain certification from each End User that, beginning on or before July 1, 1998, such
End  User  will   instruct  its   employees   and  agents  to  inspect  a  photo
identification of the consumer at the time an application is submitted in person.

Reseller also certifies that it will provide notices of obligations under the Consumer Credit Reporting Agencies Act to all of its End Users it provides a consumer credit report, as required by Section 1785.14(d) of the California Civil Code.

Reseller also certifies that it will only use, and if applicable, instruct its End Users to use, the appropriate subscriber code number(s) designated by Experian for accessing consumer credit reports for Point of Sale transactions conducted by Retail Sellers.

When Reseller establishes new End Users who are Retail Sellers conducting Point of Sale transactions, Reseller agrees that it shall provide written notice of such to Experian prior to selling consumer credit reports to such End Users. Such notice to Experian should be directed to: Experian Information Solutions, Specialized Services Department, 425 Martingale Rd., Suite 600, Schaumburg, Illinois 60173. Reseller shall obtain a certification of compliance from each End User who is a Retail Seller conducting Point of Sale transactions, and shall only allow access to consumer credit reports for such purposes utilizing subscriber code number(s) designated by Experian. Reseller also agrees to provide notices of obligations, as required by Section 1785.14(d) of the California Civil Code, to all new End Users it provides a consumer credit report.

AVERT, INC.
Reseller

By: /s/Kathryn Carlson
    ----------------------------
Title: Operations Manager

Date:  May 4, 1998